                                                               EXHIBIT 99.(a)(2)

                             LETTER OF TRANSMITTAL
                                TO TENDER SHARES
                                OF COMMON STOCK
                                       OF

                           SUNSHINE-JR. STORES, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 19, 1995
                                       BY

                          EZS ACQUISITION CORPORATION
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF

                             E-Z SERVE CORPORATION

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN
               DAYLIGHT TIME, ON JULY 20, 1995, UNLESS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                      By Hand, Mail or Overnight Courier:
                                   2 Broadway
                            New York, New York 10004
                             Attention: 19th Floor

                                 By Facsimile:
                                 (212) 509-5150

                                  To Confirm:
                            (212) 509-4000 ext. 226

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined below) pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates evidencing, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST

    COMPANY (THE "BOOK-ENTRY TRANSFER FACILITY") AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ________________________________________________
Account Number: _______________________________________________________________
Transaction Code Number: ______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Owner(s)_________________________________________________
Window Ticket No. (if any) ____________________________________________________
Date of Execution of Notice of Guaranteed Delivery ____________________________ Name of Institution that Guaranteed Delivery __________________________________


 ------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
 ------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
               (PLEASE FILL IN, IF BLANK EXACTLY AS NAME(S)                     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                       APPEAR(S) ON CERTIFICATE(S))                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL NUMBER
                                                                                                OF SHARES          NUMBER OF
                                                                            CERTIFICATE       REPRESENTED BY         SHARES
                                                                            NUMBER(S)(1)    CERTIFICATE(S)(1)     TENDERED(2)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                           TOTAL SHARES:
 ------------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Shareholders.

 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
- --------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to EZS Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of E-Z Serve Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $.10 per share (the "Shares"), of Sunshine-Jr. Stores, Inc., a Florida corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $12.00 per Share, net to the seller in cash, in accordance with the terms and conditions of the Purchaser's Offer to Purchase dated June 19, 1995 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including any and all other Shares or other securities or rights issued or issuable) and rights declared, paid or distributed in respect of such shares on or after June 19, 1995 (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates evidencing such Shares and all Distributions, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares and all Distributions for transfer on the Company's books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Neil H. McLaurin, President of Purchaser or John T. Miller, Vice President of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and otherwise to act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such vote or other action is taken and all Shares and other securities issued in Distributions with respect of such Shares, which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares and all Distributions and no subsequent powers of attorney or proxies will be appointed by the undersigned, or written consent executed (and if given or executed, shall not be effective) by the undersigned, with respect thereto. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of those Shares, Purchaser must be able to exercise full voting and other rights with respect to those Shares and all Distributions including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions, and, that when the same are accepted for payment by the Purchaser and paid for, the Purchaser will acquire good and marketable title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    The undersigned understands that the tender of Shares pursuant to any one of the procedures set forth in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and/or return any certificates evidencing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased, and/or return any certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of all Shares purchased, and/or return any certificates evidencing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name or, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

- ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue check and/or certificate(s) to:

   Name
           ----------------------------------------------------
                                 (Please Print)

           ----------------------------------------------------
   Address
           ----------------------------------------------------

           ----------------------------------------------------
                               (Include Zip Code)

           ----------------------------------------------------
            (Taxpayer Identification or Social Security Number)
- ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that indicated above.

   Mail check and/or certificate(s) to:

   Name
           ----------------------------------------------------
                                 (Please Print)

           ----------------------------------------------------

   Address
           ----------------------------------------------------

           ----------------------------------------------------
                               (Include Zip Code)

- ---------------------------------------------------------------

/ / Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry
    Transfer Facility account set forth below.

(Account Number):
                  ---------------------------------------------

________________________________________________________________________________

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
               (ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE REVERSE)

SIGN ___________________________________________________________________________

HERE ___________________________________________________________________________
                        (Signature(s) of Shareholder(s))
Dated: ________________________, 1995

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________
                                 (Please Print)

Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. ____________________________________________________

Taxpayer Identification or Social Security No. _________________________________
                   (See Substitute Form W-9 on reverse side)
________________________________________________________________________________

________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                                (Include Zip Code)

Area Code and Telephone No. ____________________________________________________

Dated: ______________________, 1995

                         Financial Institutions: Place
                       Medallion Guarantee in Space Below

________________________________________________________________________________

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURE GUARANTEES. All signatures on this Letter of Transmittal must be medallion guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, and such holder(s) has (have) completed neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Payment Instructions" on the reverse hereof, or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date, and either (i) certificates for tendered Shares must be received by the Depositary at such address prior to the Expiration Date, or (ii) Shares must be delivered pursuant to the procedure for book-entry transfer set forth in Section 2 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date, or
(b) the tendering shareholder must comply with the guaranteed delivery procedure set forth below and in Section 2 of the Offer to Purchase. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Shareholders whose certificates evidencing Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedure for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (c) the certificates evidencing all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within five American Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate(s) delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed herein and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or upon its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or certificates evidencing Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse of this Letter of Transmittal, the appropriate boxes on the reverse of this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. 31% BACKUP WITHHOLDING. Under United States federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certification portion of the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certification portion of the Substitute Form W-9 is completed, the Depositary may withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder (if withheld) if a TIN is provided to the Depositary within 60 days.

     The shareholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its address set forth below. Questions or requests for assistance may also be directed to the Information Agent.

     IMPORTANT : THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                   PAYER'S NAME: EZS ACQUISITION CORPORATION

- ----------------------------------------------------------------------------------------------------------

                                                                       Social Security Number
 SUBSTITUTE                    Part 1 -- PLEASE PROVIDE YOUR TIN IN    -----------------------------------
 FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY SIGNING  OR
                               AND DATING BELOW                       ------------------------------------
                                                                       Employer Identification Number
                              ----------------------------------------------------------------------------
 Department of the Treasury    Part 2 -- For payees exempt from backup withholding, see the enclosed
 Internal Revenue Service      Guidelines for Certification of Taxpayer Identification Number on
                               Substitute Form W-9 and complete as instructed therein.
                              ----------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CER-   Part 3
 IDENTIFICATION NUMBER (TIN)   TIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
                               CORRECT AND COMPLETE.
                               SIGNATURE                                                 Awaiting TIN / /
                               DATE
- ----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

        CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

   (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service ("IRS") center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future), and

   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                     Signature                                                 Date

- --------------------------------------------------------------------------------------------------------
                                                  Name

- --------------------------------------------------------------------------------------------------------
                                                Address

- --------------------------------------------------------------------------------------------------------
                                           (Include Zip Code)

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                            (212) 269-5550 (Collect)
                           (800) 347-4750 (Toll Free)